SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (As Permitted By Rule 14A-6(E) (2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S)240.14a-11 (c) or (S)240.14a-12


                       IMAGE TECHNOLOGY LABORATORIES, INC.
                       -----------------------------------

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                       IMAGE TECHNOLOGY LABORATORIES, INC.


                              602 ENTERPRISE DRIVE
                            KINGSTON, NEW YORK 12401

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 April 26, 2005


TO THE STOCKHOLDERS OF IMAGE TECHNOLOGY LABORATORIES, INC.


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of IMAGE TECHNOLOGY LABORATORIES, INC., (the "Company") will be held at the Company's corporate headquarters at TechCity, 602 Enterprise Drive, Kingston, New York 12401, on WEDNESDAY, MAY 18, 2005 AT 5:30 PM (New York time) for the purpose of:


1. To elect the directors of the Company, all of whom shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified;


2. To consider and vote upon a proposal to ratify the appointment of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2005;


3.   To transact such other business as may properly come before the meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

                           LEWIS M. EDWARDS, SECRETARY


ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 21, 2005 WILL BE ENTITLED TO NOTICE OF OR TO VOTE AT THE MEETING, OR ANY ADJOURNMENT THEREOF. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE A QUORUM, AS WELL AS YOUR REPRESENTATION, AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                       IMAGE TECHNOLOGY LABORATORIES, INC.


                              602 ENTERPRISE DRIVE
                            KINGSTON, NEW YORK 12401

                           MANAGEMENT PROXY STATEMENT
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 18, 2005


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Image Technology Laboratories, Inc. (the "Company") for use at the Annual Meeting of the Stockholders of the Company to be held at the Company's corporate headquarters at TechCity 602 Enterprise Drive, Kingston, New York 12401, on Wednesday, May 18, 2005 at 5:30 p.m. (New York time), or at any adjournment thereof (the "Annual Meeting"). Proxy material is being mailed beginning on or about April 26, 2005 to the Company's stockholders of record on the record date. The total number of shares of the Common Stock outstanding and entitled to vote on March 21, 2005 was 14,388,778. The total number of votes which may be cast by all of the holders of the Preferred Stock in the aggregate is 1,500,000.

The purposes of the Annual Meeting are: (1) to elect directors, (2) to ratify the appointment of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 21, 2005, and (3) to transact such other business as may properly come before the meeting and at any adjournment thereof.


                    PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

PROPOSAL 1: ELECTION OF DIRECTORS.

At the Annual Meeting, four directors are to be elected by the holders of the Company's common and preferred stock. Each director elected shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless otherwise specified in the proxy, the shares represented by the proxy hereby solicited will be voted for the persons named below, by the persons designated as proxies, all of whom are now directors of the Company. Should any of these nominees become unable to accept nomination or election (which is not anticipated), it is the intention of the persons designated as proxies to vote for the election of the remaining nominees named and for such substitute nominees as the management may recommend.

The nominees for election by the holders of the common and preferred stock are:
Lewis M. Edwards, Richard V. Norell, Robert G. Carpenter and John J. Naccarato.

Directors are elected by the favorable vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus (ii) the number of shares of common stock represented at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2: APPOINTMENT OF J.H. COHN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.


The Board of Directors has selected J.H. Cohn LLP, as the Company's independent auditors for the fiscal year ending December 31, 2005, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. J.H. Cohn LLP has audited the Company's financial statements since its initial public offering. Representatives of J.H. Cohn LLP are not expected to be present at the Annual Meeting.

Stockholder ratification of the selection of J.H. Cohn LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of J.H. Cohn LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF J.H. COHN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

The favorable vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus (ii) the number of shares of common stock represented at the meeting is needed to approve this Proposal No. 2.




PROPOSAL 3: TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH OTHER MATTERS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the Stockholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

INFORMATION WITH RESPECT TO NOMINEES

Information with respect to each nominee is set forth below. Additional information with respect to officers, directors and the major stockholder of the Company, including their percentage ownership in the Company's voting stock, is set forth on pages 6 and 7.

DIRECTORS NOMINATED TO REPRESENT THE HOLDERS OF THE COMMON STOCK:


All directors of Image Technology Laboratories hold office until the next annual meeting of shareholders or until their successors are elected and qualified. At present, Image Technology Laboratories' Bylaws provide for not less than one director nor more than fifteen. Currently, there are four directors of Image Technology Laboratories. The Bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships among any officers or directors of Image Technology Laboratories, Inc.

LEWIS M. EDWARDS, 50, is a founder and principal stockholder of Image Technology Laboratories, Inc. and a co-developer of WarpSpeed. He was appointed to the Board of Directors and elected by the Board to serve as the Company's Vice President of Research and Development and Chief Technology Officer in December 1997. Mr. Edwards was promoted to Executive Vice-President of Research and Development and Chairman of the Board of Directors in December 2004. Mr. Edwards has served as a Senior Technical Staff Member at IBM since 1993, having joined IBM as a junior engineer in 1976. He was an architect and lead software designer for IBM's RS/6000 SP, a massive parallel processor. From 1982 to 1993 he served as the head of engineering for Graphic Systems Labs, a CAD/CAM Independent Business Unit start-up company within IBM. He is a member of the IEEE and ACM professional societies. He has provided computer and network consulting services to Boeing, General Motors, Chrysler, Ford and the Federal government's FAA and ATC teams. He holds a Bachelor of Science in Electrical Engineering magna cum laude from Princeton University and an Master of Science in Computer Engineering from Syracuse University.


RICHARD V. NORELL, 59, was appointed to our Board of Directors in April 2002. Since 1995 he has served as a consultant in securities law compliance matters, after being employed 26 years with the U.S. Securities and Exchange Commission, Washington, D.C. in the Division of Enforcement, from 1972 to 1995. Mr. Norell acted as the Division's Chief of Market Surveillance overseeing the Division's investigators and financial analysts. In addition to implementing programs for detecting securities fraud and improper conduct, Mr. Norell advised the Director of the Division concerning policy issues and emerging problems in the securities industry. Mr. Norell graduated American University, Washington, D.C. with an MBA in Investment Analysis, University of Rochester, Rochester, N.Y. Bachelor of Arts, in Economics. Mr. Norell currently resides in Great Falls, VA.

ROBERT G. CARPENTER, 67, was appointed to our Board of Directors in April 2002. Mr. Carpenter brings extensive business experience from a career spanning over 30 years in a succession of executive management positions overseeing technology, engineering, marketing and business development at Bell Research Labs in NJ, IBM Yorktown Heights Research Center, and IBM Development Labs in Kingston and Poughkeepsie, NY. Retired from IBM in 1991, Mr. Carpenter currently serves as Chief Engineering Liaison on a $6.7 million water facilities project in the County of Ulster, NY. Mr. Carpenter resides in Saugerties, NY.

JOHN J. NACCARATO, 72, was appointed to our Board of Directors in April 2002. He served for 26 years as District Representative to the late United States Congressman Hamilton Fish, Jr., with oversight responsibility for three District offices, under the direct supervision of Congressman Fish. From 1988 to the present, Mr. Naccarato has held the office of Ulster County Legislator, serving on Mental Health and Ways and Means committees, and chairing the Criminal Justice / Public Safety Committee. A former President of the Central Businessmen's Association, Mr. Naccarato serves on the Ulster County Community Action Board, United Way Board, City of Kingston Board of Assessment, and the board of the Catskill Regional OTB Corporation. Mr. Naccarato currently resides in Kingston, NY.

                         NON-DIRECTOR EXECUTIVE OFFICERS


BARRY MURADIAN, 49, is President, Chief Executive Officer and Principal Accounting Officer of Image Technology Laboratories, Inc. since December 2004. Mr. Muradian was formerly Vice President and Chief Operating Officer of Image Technology Laboratories since May 2004. Mr. Muradian came to ITL from IDX Systems, where he developed and led the Imaging Specialist team as IDX launched their RIS/PACS offering. Prior to IDX, Mr. Muradian was responsible for PACS, image management and networking systems in the northeast for General Electric Medical Systems IT (RIS/PACS). Mr. Muradian has successfully contributed to, or led teams that have contributed over $50 million in RIS/PACS sales. He is a graduate of the Johns Hopkins University and attended American University Graduate School of Business.




MEETINGS OF THE BOARD OF DIRECTORS

In the last fiscal year the Board of Directors held no regularly scheduled meetings and did not hold any special meetings. All other actions by the Board of Directors were taken by unanimous written consent.

SECTION 16(A) REPORTING

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock of the Company. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers and directors have been complied with.

                      HOLDINGS OF MANAGEMENT AND OF HOLDERS
                    OF 5% OR MORE OF THE COMPANY'S SECURITIES

     The following table sets forth certain information regarding the ownership of the Company's securities as of March 21, 2005 by (i) each director and nominee for director; (ii) each of the executive officers named and employed by the Company in that capacity on December 31, 2004; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities.


--------------------------------------------     ------------------     --------------------------    ------------------------------
                                                                          AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL                                            BENEFICIAL OWNERSHIP           PERCENT OF OUTSTANDING
OWNER                                             TITLE OF CLASS         AS OF MARCH 21, 2005(1)           SHARES IN CLASS (2)
--------------------------------------------     ------------------     --------------------------    ------------------------------
EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------------------     ------------------     --------------------------    ------------------------------
Lewis M. Edwards
TechCity
602 Enterprise Drive
Kingston, New York  12401                        Common Stock                    3,529,583                         22.94%
--------------------------------------------     ------------------     --------------------------    ------------------------------
                                                 Preferred Stock                   500,000                         33.33%
--------------------------------------------     ------------------     --------------------------    ------------------------------
Richard V. Norell
TechCity
602 Enterprise Drive
Kingston, New York  12401                        Common Stock                      340,500                          2.37%
--------------------------------------------     ------------------     --------------------------    ------------------------------
Robert G. Carpenter
TechCity
602 Enterprise Drive
Kingston, New York  12401                        Common Stock                      260,000                          1.81%
--------------------------------------------     ------------------     --------------------------    ------------------------------
John J. Naccarato
TechCity
602 Enterprise Drive
Kingston, New York  12401                        Common Stock                       70,000                            *
--------------------------------------------     ------------------     --------------------------    ------------------------------
Barry Muradian
TechCity
602 Enterprise Drive
Kingston, New York  12401                        Common Stock                         -                               *
--------------------------------------------     ------------------     --------------------------    ------------------------------
All officers and directors as
a group                                          Common Stock                    4,225,083                         27.41%
--------------------------------------------     ------------------     --------------------------    ------------------------------
                                                 Preferred Stock                   500,000                         33.33%
------------------------------------------------------------------------------------------------------------------------------------
GREATER THAN 5%  SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Estate of David Ryon, M.D.(3)
1122 Barnegat Lane
Mantoloking, New Jersey 08738
                                                 Common Stock                    4,563,584                         29.66%
--------------------------------------------     ------------------     --------------------------    ------------------------------
                                                 Preferred Stock                   500,000                         33.33%
--------------------------------------------     ------------------     --------------------------    ------------------------------
Carlton T. Phelps, M.D.
102 Huntersfield Road
Delmar, New York  12054                          Common Stock                    2,429,583                         16.89%
--------------------------------------------     ------------------     --------------------------    ------------------------------
                                                 Preferred Stock                   500,000                         33.33%
--------------------------------------------     ------------------     --------------------------    ------------------------------


(1) Includes for each of Dr. Ryon and Mr. Edwards, options to purchase 1,000,000 shares and for Mr. Muradian, 25,000 shares of common stock exercisable within 60 days.

(2) Based upon 14,388,778 shares of common stock and 1,500,00 shares of preferred stock outstanding.

(3) Dr. Ryon passed away on December 8, 2004. Dr. Ryon's shareholdings have been taken from the pertinent reports filed by him with the Securities and Exchange Commission, and 83,500 shares owned by his wife.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


Image Technology Laboratories has not paid any compensation to its directors or executive officers from its inception through December 31, 1999. Upon their appointment to the Board in April 2002, the Company agreed to issue 10,000 shares of the Company's common stock to each of Messrs. Norell, Carpenter and Naccarato in consideration for their serving as directors.


The following table sets forth information for each of the Company's fiscal years ended December 31, 2004, 2003 and 2002 concerning compensation of (i) all individuals serving as the Company's Chief Executive Officer during the fiscal year ended December 31, 2004 and (ii) each other executive officer of the Company whose total annual salary and bonus equaled or exceeded $100,000 in the fiscal year ended December 31, 2004:


                              ANNUAL COMPENSATION
                              -------------------

                                                            OTHER                                                       ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR          SALARY ($)           BONUS ($)          ($) ANNUAL        COMPENSATION (S)
--------------------------------------    ----------    ---------------     ----------------    ---------------    -----------------

David Ryon (4)                              2004           $128,750            $ 0                                          (2)
Chairman, President and Chief               2003           $150,000            $ 0                    0
   Executive Officer                        2002           $150,000            $ 50,000 (1)           0

Barry C. Muradian (3)                       2004           $ 79,252            $ 0                                          (2)
Chief Officer Operating                     2003           $   0               $ 0                    0
                                            2002           $   0               $ 0                    0

Lewis M. Edwards                            2004           $150,000            $ 0                                          (2)
Vice President, Chief Technical             2003           $150,000            $ 0                    0
    Officer and Director                    2002           $150,000            $ 50,000 (1)           0


(1) Dr. Ryon and Mr. Edwards were each issued 500,000 shares of preferred stock in conjunction with the commencement of their employment agreements. The preferred shares were valued at $.30 per share based on the price of units that we were offering for sale through a private placement and amortized at a rate of $100,000 per annum over their initial employment contracts which expired December 31, 2002.

(2)  See "Option Grants in Last Fiscal Year" below

(3) Mr. Muradian joined the Company in May 2004 and was appointed President and Chief Executive Officer in December 2004 and Principal Accounting Officer in January 2005.

(4) Dr. Ryon passed away on December 8, 2004 and was compensated through that date.

EMPLOYMENT AGREEMENTS
---------------------

Barry C. Muradian, pursuant to an employment agreement, is engaged as President, Chief Executive Officer and Principal Accounting Officer of Image Technology Laboratories through December 31, 2005. He has been provided with the following:


- a minimum annual base salary of $150,000 payable in regular equal installments in accordance with our general payroll practices.

- an annual performance bonus at the end of each calendar year as determined in good faith by the Board based upon its annually established goals.

- participation in all retirement plans, health and other group insurance programs, stock option plans and other fringe benefit plans which we may now or hereafter in the Board of Directors' discretion make available generally to its executives or employees.

- term life insurance in the amount of $300,000, short-term and long-term disability insurance in the amount of not less than 60% of base salary, unless such insurance is not available at commercially reasonable rates.

Lewis M. Edwards, pursuant to an employment agreement, is engaged as Executive Vice President and Chief Technical Officer through December 31, 2005. He has been provided with the following:

- a minimum annual base salary of $150,000 payable in regular equal installments in accordance with our general payroll practices.

- an annual performance bonus at the end of each calendar year as determined in good faith by the Board based upon its annually established goals.

- participation in all retirement plans, health and other group insurance programs, stock option plans and other fringe benefit plans which we may now or hereafter in the Board of Directors' discretion make available generally to its executives or employees.

- term life insurance in the amount of $300,000, short-term and long-term disability insurance in the amount of not less than 60% of base salary, unless such insurance is not available at commercially reasonable rates.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information regarding stock options granted to the Named Executive Officers during 2004. No options were granted during either 2002 or 2003. We have never granted any stock appreciation rights.



                            NUMBER OF
                           SECURITIES               PERCENT OF
                           UNDERLYING              TOTAL OPTIONS            EXERCISE
                         OPTIONS GRANTED            GRANTED TO             PRICE PER           EXPIRATION
NAME                                           EMPLOYEES IN 2004 (2)      SHARE(S) (1)            DATE
-------------------    --------------------    ----------------------    ---------------    -----------------

Barry Muradian               100,000                   100%                  $0.75            May 5, 2014

(1) Each option represents the right to purchase one share of common stock. The options shown in this table were all granted under our Stock Option Plan.

(2) In the year ended December 31, 2004, we granted options to employees to purchase an aggregate of 100,000 shares of common stock.


STOCK OPTION PLAN


In January 1998, the Company's stockholders ratified Image Technology Laboratories' Stock Option Plan (the "Plan") whereby options for the purchase of up to 5,000,000 shares of Image Technology Laboratories' common stock may be granted to key personnel in the form of incentive stock options and nonstatutory stock options, as defined under the Internal Revenue Code. Key personnel eligible for these awards include our employees, consultants and nonemployee directors. Under the Plan, the exercise price of all options must be at least 100% of the fair market value of our common shares on the date of grant. The exercise price of an incentive stock option granted to an optionee who holds more than ten percent of the combined voting power of all classes of stock of Image Technology Laboratories must be at least 110% of the fair market value on the date of grant. The maximum term of any stock option granted may not exceed ten years from the date of grant and generally vest over three years.

On January 1, 2000, we granted options under the plan to David Ryon, Carlton T. Phelps and Lewis M. Edwards, our three founders, for the purchase of a total of 3,000,000 shares of its common stock at $.33 per share, approximately 110% of the fair market value on the date of grant, which are exercisable through December 31, 2009. The options for Phelps were canceled in January 2003 upon his departure from the Company in accordance with the option agreement. Pursuant to the Plan, the late Dr. Ryon's options are exercisable, by his designated beneficiaries, executor or administrator, for up to six months following his death, i.e. June 8, 2005.


In April 2004, the Company granted options under the plan to Richard L. Feinstein, a financial consultant who was ITL's Chief Financial Officer, for the purchase of a total of 50,000 shares of its common stock at $.85 per share, the fair market value on the date of grant, which were exercisable through April 21, 2014. The options were canceled in January 2005 upon his resignation from the Company in accordance with the option agreement.

In May 2004, the Company granted options under the plan to Barry C. Muradian, then its Chief Operating Officer, for the purchase of a total of 100,000 shares of its common stock at $.75 per share, the fair market value on the date of grant, which were exercisable through May 5, 2014.


On January 24, 2005, the Company granted options under the plan to several key employees, for the purchase of 550,000 shares of its common stock at $.20 per share, its fair market value on the date of grant, which are exercisable through January 24, 2015.

On April 1, 2005, the Company granted options under the plan to Mr. Muradian, its Chief Executive Officer, for the purchase of 700,000 shares of its common stock at $.20 per share, its fair market value on the date of grant, which are exercisable through April 1, 2015.

On April 14, 2005, the Company granted options under the plan to Mr. Edwards for the purchase of 800,000 shares of its common stock at $.22 per share, 110% of its the fair market value on the date of grant, which are exercisable through April 14, 2015.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2003 or December 31, 2004. The value of unexercised options held by any such persons as of March 21, 2005 was as follows for each of Dr. Ryon, and Messrs. Edwards and Muradian:


     Total number of shares underlying unexercised options     2,100,000
     Exercisable options                                       2,000,000
     Un-exercisable Options                                      100,000
     Value of in-the-money options                             $     -0-


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2003, we issued 500,000 shares of our common stock to Dr. David Ryon, our Chief Executive Officer, for a purchase price of $0.34 per share, or a total of $170,000, in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

In April 2004, we issued 100,000 shares of our common stock to Mr. Robert G. Carpenter, a member of our Board of Directors, for a purchase price of $0.50 per share, or a total of $50,000, in a transaction exempt from registration pursuant to Section 4 (2) of the Securities Act of 1933, as amended.

In February 2005, we issued 100,000 shares of our common stock to Mr. Robert G. Carpenter, a member of our Board of Directors, for a purchase price of $0.20 per share, or a total of $20,000, in a transaction exempt from registration pursuant to Section 4 (2) of the Securities Act of 1933, as amended.

In February 2005, we issued 100,000 shares of our common stock to Mr. Lewis M. Edwards, a member of our Board of Directors, for a purchase price of $0.20 per share, or a total of $20,000, in a transaction exempt from registration pursuant to Section 4 (2) of the Securities Act of 1933, as amended.

In February 2005, we issued 25,000 shares of our common stock to Mr. John Naccarato, a member of our Board of Directors, for a purchase price of $0.20 per share, or a total of $5,000, in a transaction exempt from registration pursuant to Section 4 (2) of the Securities Act of 1933, as amended.

In February 2005, we issued 100,000 shares of our common stock to Mr. Richard Norrell, a member of our Board of Directors, for a purchase price of $0.20 per share, or a total of $20,000, in a transaction exempt from registration pursuant to Section 4 (2) of the Securities Act of 1933, as amended.


In February 2005, we issued 100,000 shares of our common stock to Mr. Gregory D. Laib, a key employee, for a purchase price of $0.20 per share, or a total of $20,000, in a transaction exempt from registration pursuant to Section 4 (2) of the Securities Act of 1933, as amended.

In February 2005, we issued 100,000 shares of our common stock to Mr. Jonathon Kaufman, a key employee, for a purchase price of $0.20 per share, or a total of $20,000, in a transaction exempt from registration pursuant to Section 4 (2) of the Securities Act of 1933, as amended.



                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has voted to appoint J.H. Cohn LLP as the firm of independent public accountants to audit the accounts of the Company for the year 2004. J.H. Cohn LLP has acted as independent public accountants for the Company since inception. Management does not believe it is necessary for stockholders to ratify this appointment due to the satisfactory services of J.H. Cohn, LLP in prior years and the impracticality and undue expense of calling a special stockholders meeting solely for that purpose. There is no requirement under federal or Delaware law or the Company's By-laws that the appointment of independent auditors be approved by stockholders. Management's recommendation for the appointment of J.H. Cohn was unanimously approved by the Board of Directors.

AUDIT FEES


The aggregate fees billed to the Company by J.H. Cohn LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal 2004 and for review of the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2004 and assistance with its other regulatory filings were $49,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES


J.H. Cohn LLP did not bill the Company for any professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2004.


ALL OTHER FEES


The aggregate fees billed by J.H. Cohn LLP for all other services rendered to the Company for the fiscal year ended December 31, 2004 were $3,600.


The Board of Directors has considered whether the provision of information technology consulting services relating to financial information systems design and implementation, internal audit and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence, and has discussed with the auditors the auditors' independence. In addition, in accordance with the standards outlined by the Independence Standards Board, the Board of Directors has received both oral and written confirmation from J.H. Cohn LLP as to their independence.

GENERAL INFORMATION

INFORMATION AS TO VOTING SECURITIES


The close of business on March 21, 2005 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting. On that date there were 14,388,778 outstanding shares of common stock of the Company, and 1,500,000 shares of Preferred Stock, excluding shares held in treasury. Holders of shares of Common Stock have the right to one vote, and holders of shares of Preferred Stock have the right to one vote, for each share registered in their names on the books of the Company as of the close of business on March 21, 2005.


A majority of the outstanding shares, exclusive of shares held in treasury, must be present in person or by proxy to constitute a quorum for the holding of the meeting. Abstentions and broker non-votes are counted for determining the presence of a quorum but are not counted as votes cast in the tabulation of votes on any matter brought before the meeting, or as otherwise required by law or regulation. Shares cannot be voted at the meeting unless the owner of record is present in person or is represented by proxy.

The affirmative vote of the holders of a majority of (i) the voting rights assigned to shares of preferred stock, plus (ii) the number of shares of common stock represented at the meeting is needed for approval of Proposal 1 and 2.

VOTING AND REVOCATION OF PROXIES


The persons named in the accompanying form of proxy will vote the shares represented thereby, as directed in the proxy, if the proxy appears to be valid on its face and is received on time. In the absence of specific instructions, proxies so received will be voted for the election of the named nominees to the Company's Board of Directors and for the ratification of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2005. Proxies are revocable at any time before they are exercised by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by delivering a proxy bearing a later date to the Secretary of the Company.


METHOD AND EXPENSE OF PROXY SOLICITATION


The solicitation of proxies will be made primarily by mail, overnight courier, personally and by telephone by regular employees of the Company at nominal cost.


The Company does not expect to pay compensation for any solicitation of proxies but may pay brokers and other persons holding shares in their names, or in the names of nominees, their expenses for sending proxy material to principals for the purpose of obtaining their proxies. The Company will bear all expenses in connection with the solicitation of proxies.

                              SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Company's proxy materials for the 2006 Annual Meeting of Shareholders, a shareholder's proposal to take action at such meeting must be received at the Company's main office at 602 Enterprise Drive, Kingston, New York 12401, on or before December 18, 2005. To be included in the proxy materials, proposals must comply with the Securities and Exchange Commission's proxy rules, as provided in 17 C.F.R. Section 240.14(a).

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is the Company's 2004 Annual Report on Form 10-KSB, which includes our audited financial statements. Additional copies of our Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact BARRY C. MURADIAN, PRESIDENT/CHIEF EXECUTIVE OFFICER, IMAGE TECHNOLOGY LABORATORIES, INC., 602 ENTERPRISE DRIVE, KINGSTON, NEW YORK 12401, TELEPHONE NUMBER (845) 338-3366.

The Company currently files periodic reports (including Form 10-KSB, Form 10-QSB, Proxy Statements) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR and are available for review on the Securities and Exchange Commission's website at WWW.SEC.GOV, or can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549.

OTHER MATTERS

As of the date of this Proxy Statement, the management knows of no matters other than Proposals 1 and 2 to come before the meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote all proxies not marked to the contrary in accordance with their judgment on such matters.

                       BY ORDER OF THE BOARD OF DIRECTORS

                           LEWIS M. EDWARDS, SECRETARY

                       IMAGE TECHNOLOGY LABORATORIES, INC.



This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder of IMAGE TECHNOLOGY LABORATORIES, INC. (the "Company") hereby appoints Lewis M. Edwards, Richard V. Norell, Robert G. Carpenter, and John J. Naccarato as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote as designated below, all of the shares of the Company's Common Stock held of record by the undersigned on Monday, March 21, 2005 at 5:30 p.m. (New York time) at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate headquarters on Wednesday, May 18, 2005 at TechCity, 602 Enterprise Drive, Kingston, New York 12401, or at any adjournment thereof.

(1) Election of Directors (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     (a) Election of Directors by Common Stockholders


      [ ] FOR all nominees listed below (except as marked to the contrary below)

      [ ] WITHHOLD AUTHORITY to vote for any individual nominee listed below.

      Lewis M. Edwards, Richard V. Norell, Robert G. Carpenter and John J. Naccarato.

(2) Proposal to ratify the appointment of J.H. Cohn LLP as the Company's independent auditors for the fiscal year ending December 31, 2005.

         [  ]  FOR         [  ]  AGAINST         [  ]  ABSTAIN


(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


         [  ]  YES     [  ]  NO

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.



________________________________________        DATE:  ________________, 2005
NAME



--------------------------------------------------------------------------------
SIGNATURE                                    SIGNATURE IF HELD JOINTLY




Please sign exactly as you name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.